Tema Commodity Income ETF Trading Symbol: ICOM Listed on Texas Stock Exchange LLC Summary Prospectus June 29, 2026 as amended October 21, 2026 www.temaetfs.com

Before you invest, you may want to review the Tema Commodity Income ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated June 29, 2026 as amended October 21, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and most recent reports to shareholders, online at https://publicinfo@sec.gov. You can also get this information at no cost by calling at 1.888.744.1377.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TEMA COMMODITY INCOME ETF – FUND SUMMARY

Investment Objective

Tema Commodity Income ETF (the “Fund”) seeks to provide monthly income and long-term growth.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s performance. Because the Fund is newly organized, there is no portfolio turnover to report.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that under normal circumstances seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying domestic and foreign, common and preferred stocks and American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) of publicly listed companies and royalty trusts interests, and Master Limited Partnership (“MLP”) interests the Adviser determines are “commodity-related businesses.”

The Adviser deems a company to be a “commodities related business” if at least 50% of its annual revenue is derived from products and services used to find, extract, produce, transport, distribute, finance, sell to end users, or recycle commodities (including metals, oil and gas, chemicals, paper and timber, agricultural commodities, and building materials). These are the businesses that enable and support the commodities value chain, rather than commodity producers themselves, and include, for example, mining equipment and mining services (such as lab testing, engineering, test drilling and geology); oil and gas equipment and services; pipelines; commodity shipping and logistics (including bulk carriers, tankers, storage, ports, terminals and rail); and commodity-finance businesses such as commodity exchanges and trading houses. A company is economically tied to commodities infrastructure because a majority of its annual revenue is generated by these activities.

For purposes of this definition, a company’s revenue is “derived from” (or “related to”) an activity if that revenue is generated by the activity, as reported in or reasonably attributable based on the company’s financial statements and other public disclosures. Requiring that at least 50% of a company’s annual revenue be derived from the activities described above is what establishes the company’s economic tie to commodities related businesses.

Examples of such commodities related businesses include, but are not limited to:

-	Mining companies

-	Oil and gas companies

-	Pipeline companies

-	Royalty companies

-	Real Estate Investment Trusts (“REITs”) with commodities in its underlying securities

The Adviser considers a company to be “income-producing” if it currently pays, or the Adviser reasonably expects it to pay within the next 12 months, a dividend, distribution, or other cash payment to equity holders, including but not limited to common dividends, preferred dividends, partnership distributions, royalty payments, or return of capital distributions.

The Fund’s portfolio generally is expected to consist of more than 15 companies but not more than 100 companies. The number of portfolio companies may change depending on various factors including the number of companies available for investment that meet the Fund’s criteria. The Adviser constructs the Fund’s portfolio by selecting from the eligible universe of commodities related businesses, those securities the Adviser believes offer the highest conviction and the most attractive risk/reward based on the analysis described above. The Adviser determines the size of each position based on factors including its degree of conviction, the security’s relative valuation, the security’s liquidity and market capitalization (the Fund generally invests in companies with a market capitalization of at least $100 million and a three-month average daily traded value of at least $500,000), portfolio diversification and risk management, and applicable regulatory and concentration limits.

The Fund may invest in micro-, small-, medium- and large capitalization companies. The Fund generally will invest in companies that have a market capitalization of at least $100 million. The Fund generally invests in companies that have at least a three-month average daily traded value of at least $500,000.

The Fund also may invest in early-stage, development-phase, or recently public companies that may not yet generate meaningful revenues or profits.

A significant portion of the Fund’s assets are expected to be invested in the United States, Europe, South Korea, Japan and China as well as securities of issuers located in emerging markets. The Adviser considers an ‘emerging market’ to be a country with lower-to-middle income levels that meet specific criteria for market size, liquidity, and accessibility to international investors. As of June 30, 2026, the following countries are deemed to be emerging markets: Brazil, Chile, Colombia, Mexico, Peru, Czech Republic Egypt Greece Hungary Kuwait Poland, Qatar, Saudi Arabia, South Africa, Turkey, UAE, China, India, Indonesia, South Korea, Malaysia, Philippines, Taiwan and Thailand.

The Fund will not engage in currency hedging and is expected to own foreign currency for short periods of time for the purposes of buying and selling non-US listed securities and collecting dividends and/or coupon payments from those securities.

The Fund will concentrate and invest more than 25% of its total assets in the following industry or group of industries: Materials, Energy and Industrials Sectors.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) which means that it may invest a high percentage of its assets in a limited number of issuers.

The Fund may lend portfolio securities to certain borrowers, provided that the borrowers post collateral at least equal to the current market value of the securities loaned. The Fund receives the value of any interest earned on the collateral as well as the cash or non-cash distributions paid on the loaned securities.

The Fund is actively managed and does not seek to track an index. The Adviser has discretion to select and weight the Fund’s investments in seeking to achieve the Fund’s investment objective.

The Fund relies on the professional judgment of its Adviser to make decisions about the Fund’s portfolio investments.

The basic investment philosophy of the Adviser is to seek to invest in companies within the aforementioned thematic universe that are attractively valued when compared to their fundamentals and growth opportunities. The Adviser’s security selection process for identifying companies within the aforementioned theme uses both “top down” idea generation (sector, theme, company research) and “bottom up” security selection (valuation, fundamental, quantitative, qualitative measures) approaches. The Adviser seeks to invest in companies that it believes are attractively valued relative to their fundamentals and growth opportunities; this value-oriented approach is a principal element of the Fund’s strategy.

In practice “top down” idea generation means fundamental sector research, quantitative tools (for example screening based on metrics such as five-year historic revenue growth, margins, or returns on invested capital) and the Adviser’s own expertise, are used to narrow down the specific thematic research universe.

Once this is defined “bottom up” security analysis involves the Adviser comparing valuation multiples (such as free cash flow yield, price to book ratio and price to earnings ratio or enterprise value to total invested capital, among others) to fundamental metrics (such as organic revenue growth, margins, returns on invested capital and equity, among others) and also considers the income producing characteristics. Investments are deemed attractively valued when compared to fundamentals if the valuation multiples are below and fundamentals are above either (1) peers, (2) the companies own historic averages or (3) prospective forecasts (as determined by the Adviser). Buttressing this is a detailed fundamental research profile of each company assessing business model, competitive edge, management incentives and track record, and balance sheet.

Principal Risks of Investing in the Fund

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Absence of Prior Active Market Risk. While the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The Fund’s Distributor does not maintain a secondary market in shares.

Actively Managed Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to net asset value per share (“NAV”) and possibly face trading halts and/or delisting.

Commodities Risk. The Fund invests principally in the equity securities of commodities related businesses and does not, as a principal strategy, invest directly in physical commodities or commodity-linked derivatives. The Fund will therefore have indirect exposure to commodities through the revenues, earnings, cash flows and share prices of the companies in which the Fund invests are affected by the supply of, demand for, and price of the underlying commodities. Commodity prices may be volatile and may be affected by, among other things, overall market movements, changes in interest rates, and events affecting a particular commodity or industry, such as drought, floods, weather, embargoes, tariffs, and economic, political and regulatory developments. A decline in commodity prices may reduce the profitability and value of the companies in which the Fund invests, even though the Fund does not hold the commodities themselves.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company, and, therefore, takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Currency Risk. The Fund may invest its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of the shares. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Fund, the Adviser, the Fund’s other service providers (including, but not limited to, the Fund Accountant, Custodian, Transfer Agent, Administrator and Distributor), market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the Fund’s ability to calculate its NAV or impede trading.

Depositary Receipt Risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR or GDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR or GDR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR or GDR holders. Because unsponsored ADR and GDR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and GDRs and voting rights with respect to the deposited securities that are not passed through.

Developed Country Risk. The Fund’s investments in developed country issuers subject the Fund to legal, regulatory, political, currency, security, economic, and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism, and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes in the economic conditions of key trading partners, regulatory burdens, debt levels, and the price or availability of certain commodities.

Dividend Paying Securities Risk. Securities of dividend-paying companies that meet the Fund’s investment criteria may not be widely available, limiting the Fund’s ability to produce current income and increasing the volatility of the Fund’s returns. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the Fund’s portfolio companies may vary over time, and there is no guarantee that a company will pay a dividend at all.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Early-Stage and Pre-Revenue Company Risk. The Fund may invest in early-stage, development-phase, or recently public companies that may not yet generate meaningful revenues or profits. These companies may face significant uncertainty regarding the successful development, commercialization, and market acceptance of their products and technologies.

Emerging Markets Securities Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets, and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Investing in emerging markets also involves other risks, including limited availability and reliability of information material to an investment decision, less developed legal systems with fewer security holder rights, and less uniformity in accounting and reporting requirements.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of a security may decline for a number of reasons that may directly relate to the issuer as well as due to general industry or market conditions. Common stock is subordinated to preferred securities and debt in a company’s capital structure. Common stock has the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for shares on Texas Stock Exchange LLC (the “Exchange”). The Adviser cannot predict whether the shares will trade below, at or above their NAV. The Fund’s market price may deviate from the value of its underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material effect on the market price of the Fund’s shares.

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Foreign Securities Risk. Investments in securities (including ADRs and GDRs) of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. The value of foreign securities is also affected by the value of the local currency relative to the U.S. Dollar. GDRs may be other than dollar denominated and may be issued in several countries.

Geographic Investment Risk. To the extent the Fund is significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Chinese Securities Risk. A portion of the Fund’s assets may be invested in companies exposed to China. Risks affecting investments in China include a potential downturn in the Chinese economy, reduced liquidity or increased price volatility in the Chinese securities markets as a result of trading suspensions affecting Chinese issuers or other factors, the potential that the Chinese government may expand restrictions on foreign investments or the repatriation of capital, and the implementation of new tariffs or other trade barriers by China or its trading partners. A lack of transparency respecting Chinese companies may also reduce the Fund’s ability to conduct diligence respecting those companies’ accounting and governance standards, which may in turn reduce the Fund’s ability to detect fraudulent practices that may adversely affect the companies’ stock prices.

European Securities Risk. The Fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests than funds whose investments are more geographically diversified. Adverse economic and political events, including war, in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member states of the European Union (the “EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have historically experienced volatility and adverse trends and these events have and may in the future adversely affect the exchange rate of the euro and may significantly affect other European countries.

Japanese Securities Risk. Because a portion of the assets of the Fund may be invested in Japanese securities, the Fund’s performance may be tied to the political, social and economic conditions within Japan. The Japanese economy has at times in the past been negatively affected by government intervention and protectionism, a deflationary macroeconomic environment, a heavy reliance on international trade and natural disasters. These factors, as well as an aging population, increases in government debt and changes to fiscal, monetary, or trade policies, may affect Japanese markets and the Fund’s performance. As such, the Fund’s performance may be more volatile than the performance of funds that are more geographically diverse.

South Korean Securities Risk. Investments in South Korean issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.

Geopolitical Risk. The production, processing, transportation and pricing of commodities, and the physical infrastructure used to support them, are highly sensitive to geopolitical developments. Conflicts in the Middle East, the war in Ukraine and related sanctions, and other regional hostilities may disrupt the supply, transport and pricing of energy, metals, agricultural and other commodities, and may damage, disrupt or result in the targeting of pipelines, terminals, shipping routes, power and processing facilities and other commodities-infrastructure assets. These events could materially and adversely affect the operations, revenues and valuations of the companies in which the Fund invests and the value of the Fund’s shares.

Industry Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Commodities Related Business Risk. The Fund invests in commodities related businesses that provide services, logistics and financing that support the commodities value chain, rather than in commodity producers as such. The revenues, earnings and valuations of these companies are sensitive to commodity prices and to the capital-spending and production cycles of commodity producers, and tend to be more volatile and more cyclical than those of companies in many other sectors. These companies may be affected by, among other things, supply of and demand for the underlying commodities, the level of producers’ capital expenditure, weather and climate-related events, the costs of storage, transport and insurance, the energy transition, changes in laws, regulations, taxes and tariffs, and geopolitical events.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Issuer-Specific Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Large-Capitalization Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. The securities of large-capitalization companies may also be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Market Risk and Selection Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The market’s daily movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related risks, natural disasters, pandemics, epidemics, war, terrorism, regulatory events, governmental or quasi-governmental actions, and public health emergencies. Ongoing conflicts in the Middle East and the war in Ukraine and related sanctions may disrupt the production, processing, transportation and pricing of commodities and may damage, disrupt or result in the targeting of pipelines, terminals, shipping routes, power and processing facilities and other commodities-infrastructure assets. Such events could adversely affect the operations, revenues and valuations of the companies in which the Fund invests. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Market Trading Risk. Shares of the Fund may trade on the Exchange above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In times of stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This reduced liquidity in turn can lead to wider bid-ask spreads for the Fund’s shares.

Micro-Capitalization Risk. The micro-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of micro-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.

New Fund Risk. A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size. Further, an active trading market for shares of the Fund may not develop or be maintained.

Non-Diversified Fund Risk. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”), meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

Securities Lending Risk. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Sector Focus Risk. The Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors than funds that have more diversified holdings across a number of sectors. The Fund anticipates that it may be subject to some or all of the risks described below.

Energy Sector Risk. There are a number of factors that could affect performance of the energy sector, including changes in commodity prices. For example, many regions that produce fossil fuel or in which pipes for transporting fossil fuel are located are politically volatile and conflicts in these regions could result in spikes in oil, gas and coal prices. Other factors include (but are not limited to) energy conservation efforts, advances in renewable energy and the transition to clean energy and the costs of such technology, costs of cleaning up accidents and civil liabilities, taxes, governmental regulation on privatization, pricing and supply and other intervention. Some of the securities in the energy sector may be less liquid than securities in other sectors which may make it more difficult for the Fund to purchase or sell such securities. As a result of the above risks, the Fund’s investments can be adversely affected and the value of your investments may go up or down.

Industrials Sector Risk. The prices of companies in the industrials sector may be affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulations, labor relations, world events, economic conditions and taxes may affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by product liability claims, liability for environmental damage and changes in exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. As a result of the above risks, the Fund’s investments can be adversely affected and the value of your investments may go up or down.

Materials Sector Risk. Investment in companies in the materials sector could be adversely affected by (without limitation) the following factors: commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, consumer demand for greener products, technical progress, labor relations, interest rates, government regulations, and taxes. Also, companies in the materials sector are at risk of environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

Small- and Mid-Capitalization Company Risk. The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Trading Issues. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons.

Value-Oriented Investment Strategies Risk. The Fund seeks to invest in stocks that are believed to be undervalued in comparison to their fundamentals and growth opportunities. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive), value stocks generally may be out of favor in the markets.

Performance

Because the Fund has not yet commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting the Fund’s website at http://www.temaetfs.com.

Management

Investment Adviser – Tema ETFs LLC is the investment adviser to the Fund.

Portfolio Managers – Yuri Khodjamirian and Maurits Pot (since inception, June 2026).

Sub-Adviser – Tidal Investments LLC (the “Sub-Adviser”)

Portfolio Managers – Qiao Duan and Andy Hicks (since inception, June 2026)

Purchase and Sale of Fund Shares

The Fund issues and redeems shares at NAV only in a large, specified number of shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with Vigilant Distributors, LLC, the Fund’s distributor (“Distributor”). A Creation Unit consists of 10,000 shares. Creation Unit transactions are expected to be typically conducted in exchange for the deposit or delivery of in-kind securities in the Fund’s portfolio. The Fund may, in certain circumstances, offer Creation Units partially or solely for cash.

Individual shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because shares will trade at market prices rather than NAV, shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.